POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for each Fund listed on Schedule A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/ Joseph S. DiMartino
Joseph S. DiMartino, Board Member






Dated February 8, 1995


                              POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for each Fund listed on Schedule A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Gordon J. Davis                     /s/ Daniel Rose
Gordon J. Davis, Board Member           Daniel Rose, Board Member



/s/ David P. Feldman                    /s/ Sander Vanocur
David P. Feldman, Board Member          Sander Vanocur, Board Member



/s/ Lynn Martin                         /s/ Anne Wexler
Lynn Martin, Board Member               Anne Wexler, Board Member



/s/ Eugene McCarthy                     /s/ Rex Wilder
Eugene McCarthy, Board Member           Rex Wilder, Board Member




Dated August 30, 1994


                              POWER OF ATTORNEY


     The undersigned hereby constitutes and appoints Frederick C. Dey, Eric B. Fischman, Ruth D. Leibert and John E. Pelletier and each of them, with full power to act without the other, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement for Dreyfus Florida Municipal Money Market Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





/s/ Marie E. Connolly
Marie E. Connolly
President and Treasurer - Dreyfus Florida Municipal Money Market Fund





Dated October 24, 1994


                                 SCHEDULE A




                       Dreyfus Strategic Growth, L.P.
               Dreyfus Global Growth, L.P. (A Strategic Fund)
                          Premier Global Investing
                 Dreyfus Florida Municipal Money Market Fund
              Dreyfus Florida Intermediate Municipal Bond Fund
                Dreyfus New Jersey Municipal Bond Fund, Inc.
                Dreyfus New York Insured Tax Exempt Bond Fund
                         Dreyfus Investors GNMA Fund
                 Dreyfus 100% U.S. Treasury Short Term Fund
              Dreyfus 100% U.S. Treasury Intermediate Term Fund
                  Dreyfus 100% U.S. Treasury Long Term Fund
                Dreyfus 100% U.S. Treasury Money Market Fund